                                                                    EXHIBIT 23.1

                    CONSENT OF T.J. SMITH AND COMPANY, INC.

     We hereby consent to the use of our report dated March 11, 1998 regarding Torch Energy Royalty Trust and to reference to our firm included in this Form 10-K.


                              T.J. SMITH AND COMPANY, INC.



                              By:  /s/ Timothy Smith
                                   ---------------------------------

Houston, Texas
March 18, 1998